EXHIBIT 32.2

         THE FOLLOWING CERTIFICATION IS PROVIDED BY THE UNDERSIGNED SENIOR EXECUTIVE VICE PRESIDENT AND PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER OF CENTRUE FINANCIAL CORPORATION ON THE BASIS OF SUCH OFFICER'S KNOWLEDGE AND BELIEF FOR THE SOLE PURPOSE OF COMPLYING WITH 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

                                  Certification

         In connection with the Quarterly Report of Centrue Financial Corporation (the "Company") on Form 10-Q for the period ended June 30, 2007 as filed with the Securities and Exchange Commission on August 10, 2007 (the "Report"), I, Kurt R. Stevenson, Senior Executive Vice President and Principal Financial and Accounting Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      /s/ KURT R. STEVENSON
                                      ------------------------------------------
                               Name:  Kurt R. Stevenson
                               Title: Senior Executive Vice President and
                                      Principal Financial and Accounting Officer
Date: August 10, 2007

--------------------------------------------------------------------------------
                                       39.